Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

September 30, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 7,762 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

43

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane M. Morefield

Chief Financial Officer

(312) 658-5000

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Chief Operating Officer

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Eric D. Hassberger

Vice President, Capital Markets

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Carlo Santarelli	(212) 250-5815

Green Street Advisors	Enrique Torres	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Morgan Stanley	Ryan Meliker	(212) 761-7079

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	September 30, 2011
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	185,627	185,627
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,039	1,039
Value Creation Plan units outstanding	974	974

Combined shares and units outstanding	188,493	188,493
Common stock price at end of period	$4.31	$4.31

Common equity capitalization	$812,405	$812,405
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	1,000,706	1,000,706
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(45,548)	—
Cash and cash equivalents	(88,843)	(88,843)

Total enterprise value	$2,261,231	$2,094,504

Net Debt / Total Enterprise Value	47.7%	43.5%
Preferred Equity / Total Enterprise Value	16.4%	17.7%
Common Equity / Total Enterprise Value	35.9%	38.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenues:
Rooms	$110,048	$94,995	$310,330	$268,674
Food and beverage	58,664	54,028	195,987	172,423
Other hotel operating revenue	19,939	18,762	59,860	57,285
Lease revenue	1,255	1,108	3,747	3,383

Total revenues	189,906	168,893	569,924	501,765

Operating Costs and Expenses:
Rooms	29,283	27,364	85,728	77,938
Food and beverage	45,345	40,947	142,010	124,038
Other departmental expenses	51,358	49,701	155,856	145,869
Management fees	5,879	5,222	18,203	16,818
Other hotel expenses	12,672	12,621	39,497	40,048
Lease expense	1,249	1,106	3,702	3,396
Depreciation and amortization	25,526	32,209	86,222	98,195
Corporate expenses	(2,228)	8,679	24,206	22,098

Total operating costs and expenses	169,084	177,849	555,424	528,400

Operating income (loss)	20,822	(8,956)	14,500	(26,635)

Interest expense	(21,838)	(22,118)	(67,148)	(68,488)
Interest income	41	64	124	369
Loss on early extinguishment of debt	(399)	(39)	(1,237)	(925)
Loss on early termination of derivative financial instruments	—	—	(29,242)	(18,263)
Equity in (losses) earnings of unconsolidated affiliates	(1,867)	3,001	(6,266)	2,900
Foreign currency exchange (loss) gain	(209)	(132)	77	(1,394)
Other income, net	355	1,605	4,716	2,299

Loss before income taxes and discontinued operations	(3,095)	(26,575)	(84,476)	(110,137)
Income tax expense	(867)	(68)	(279)	(296)

Loss from continuing operations	(3,962)	(26,643)	(84,755)	(110,433)
Income (loss) from discontinued operations, net of tax	19	(4,143)	101,215	6,474

Net (loss) income	(3,943)	(30,786)	16,460	(103,959)
Net loss (income) attributable to the noncontrolling interests in SHR’s operating partnership	16	192	(70)	879
Net income attributable to the noncontrolling interests in consolidated affiliates	(254)	(1,086)	(997)	(858)

Net (loss) income attributable to SHR	(4,181)	(31,680)	15,393	(103,938)
Preferred shareholder dividends	(7,721)	(7,721)	(23,164)	(23,164)

Net loss attributable to SHR common shareholders	$(11,902)	$(39,401)	$(7,771)	$(127,102)

Basic and Diluted (Loss) Income Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.06)	$(0.23)	$(0.62)	$(1.18)
(Loss) income from discontinued operations attributable to SHR common shareholders	—	(0.03)	0.58	0.06

Net loss attributable to SHR common shareholders	$(0.06)	$(0.26)	$(0.04)	$(1.12)

Weighted average common shares outstanding	186,146	151,635	173,349	113,237

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011 and December 31, 2010

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2011	December 31, 2010
Assets
Investment in hotel properties, net	$1,707,798	$1,835,451
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $8,311 and $6,536	31,301	32,620
Assets held for sale	—	45,145
Investment in unconsolidated affiliates	128,407	18,024
Cash and cash equivalents	88,843	78,842
Restricted cash and cash equivalents	44,543	34,618
Accounts receivable, net of allowance for doubtful accounts of $1,538 and $1,922	47,959	35,250
Deferred financing costs, net of accumulated amortization of $2,587 and $15,756	11,680	3,322
Deferred tax assets	6,017	4,121
Other assets	26,791	34,564

Total assets	$2,133,698	$2,162,316

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,000,706	$1,118,281
Bank credit facility	—	28,000
Liabilities of assets held for sale	—	93,206
Accounts payable and accrued expenses	240,397	266,773
Deferred tax liabilities	48,848	1,732
Deferred gain on sale of hotels	3,781	3,930

Total liabilities	1,293,732	1,511,922
Noncontrolling interests in SHR’s operating partnership	3,678	5,050
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $138,450 and $131,296 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $141,091 and $133,975 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $176,363 and $167,469 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 185,627,199 and 151,305,314 common shares issued and outstanding)	1,856	1,513
Additional paid-in capital	1,715,023	1,553,286
Accumulated deficit	(1,170,022)	(1,185,294)
Accumulated other comprehensive loss	(78,695)	(107,164)

Total SHR’s shareholders’ equity	826,083	620,262
Noncontrolling interests in consolidated affiliates	10,205	25,082

Total equity	836,288	645,344

Total liabilities, noncontrolling interests and equity	$2,133,698	$2,162,316

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2011 and 2010 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$55,245
InterContinental Prague	December 15, 2010	$3,564

The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2011 and 2010 (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Hotel operating revenues	$—	$19,495	$9,743	$51,987

Operating costs and expenses	(54)	13,984	9,456	40,394
Depreciation and amortization	—	1,859	—	5,413

Total operating costs and expenses	(54)	15,843	9,456	45,807

Operating income	54	3,652	287	6,180

Interest expense	—	(2,378)	—	(7,716)
Interest income	—	8	—	19
Foreign currency exchange (loss) gain	—	(5,096)	51	7,490
Other income, net	—	—	326	—
Income tax expense	—	(329)	(379)	(736)
(Loss) gain on sale	(35)	—	100,930	1,237

Income (loss) from discontinued operations	$19	$(4,143)	$101,215	$6,474

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Investments in the Hotel del Coronado and Fairmont Scottsdale Princess

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$40,765	$10,280	$51,045	$39,683	$—	$39,683
Property EBITDA (100%)	$16,995	$(2,452)	$14,543	$15,593	$—	$15,593

Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$5,830	$(1,226)	$4,604	$7,017	$—	$7,017
Depreciation and amortization	(1,665)	(1,806)	(3,471)	(2,015)	—	(2,015)
Interest expense	(2,648)	(198)	(2,846)	(1,981)	—	(1,981)
Other expenses, net	(83)	(96)	(179)	(15)	—	(15)
Income taxes	(125)	—	(125)	(272)	—	(272)

Equity in earnings (losses) of unconsolidated affiliates	$1,309	$(3,326)	$(2,017)	$2,734	$—	$2,734

EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,309	$(3,326)	$(2,017)	$2,734	$—	$2,734
Depreciation and amortization	1,665	1,806	3,471	2,015	—	2,015
Interest expense	2,648	198	2,846	1,981	—	1,981
Income taxes	125	—	125	272	—	272

EBITDA Contribution	$5,747	$(1,322)	$4,425	$7,002	$—	$7,002

FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$1,309	$(3,326)	$(2,017)	$2,734	$—	$2,734
Depreciation and amortization	1,665	1,806	3,471	2,015	—	2,015

FFO Contribution	$2,974	$(1,520)	$1,454	$4,749	$—	$4,749

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$101,255	$12,389	$113,644	$94,167	$—	$94,167
Property EBITDA (100%)	$34,748	$(3,196)	$31,552	$30,871	$—	$30,871

Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$12,022	$(1,598)	$10,424	$13,892	$—	$13,892
Depreciation and amortization	(4,963)	(2,257)	(7,220)	(6,003)	—	(6,003)
Interest expense	(7,382)	(248)	(7,630)	(5,711)	—	(5,711)
Other expenses, net	(1,547)	(640)	(2,187)	(163)	—	(163)
Income taxes	554	—	554	111	—	111

Equity in (losses) earnings of unconsolidated affiliates	$(1,316)	$(4,743)	$(6,059)	$2,126	$—	$2,126

EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,316)	$(4,743)	$(6,059)	$2,126	$—	$2,126
Depreciation and amortization	4,963	2,257	7,220	6,003	—	6,003
Interest expense	7,382	248	7,630	5,711	—	5,711
Income taxes	(554)	—	(554)	(111)	—	(111)

EBITDA Contribution	$10,475	$(2,238)	$8,237	$13,729	$—	$13,729

FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,316)	$(4,743)	$(6,059)	$2,126	$—	$2,126
Depreciation and amortization	4,963	2,257	7,220	6,003	—	6,003

FFO Contribution	$3,647	$(2,486)	$1,161	$8,129	$—	$8,129

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (b)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80% (a	)	480 bp (a	)	$425,000	March 2016
Cash and cash equivalents					(22,939)

Net Debt					$402,061

Fairmont Scottdale Princess
CMBS Mortgage	0.60%		36 bp		$133,000	April 2015
Cash and cash equivalents					(1,066)

Net Debt					$131,934

Caps	Effective Date		LIBOR Cap Rate		Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011		2.00%		$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013		2.50%		$425,000	March 2013

Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011		4.00%		$133,000	December 2013

(a)	Subject to a 1% LIBOR floor.
(b)	Includes extension options.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Leasehold Information

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Paris Marriott (a):
Property EBITDA	$—	$6,784	$3,455	$15,858
Revenue (b)	$—	$6,784	$3,455	$15,858

Lease expense	—	(3,076)	(3,274)	(8,915)
Less: Deferred gain on sale-leaseback	—	(1,088)	(1,214)	(3,321)

Adjusted lease expense	—	(4,164)	(4,488)	(12,236)

EBITDA contribution from leasehold	$—	$2,620	$(1,033)	$3,622

Marriott Hamburg:
Property EBITDA	$1,734	$1,620	$5,034	$4,369
Revenue (b)	$1,255	$1,108	$3,747	$3,383

Lease expense	(1,249)	(1,106)	(3,702)	(3,396)
Less: Deferred gain on sale-leaseback	(42)	(51)	(151)	(154)

Adjusted lease expense	(1,291)	(1,157)	(3,853)	(3,550)

EBITDA contribution from leasehold	$(36)	$(49)	$(106)	$(167)

Total Leaseholds:
Property EBITDA	$1,734	$8,404	$8,489	$20,227
Revenue (b)	$1,255	$7,892	$7,202	$19,241

Lease expense	(1,249)	(4,182)	(6,976)	(12,311)
Less: Deferred gain on sale-leasebacks	(42)	(1,139)	(1,365)	(3,475)

Adjusted lease expense	(1,291)	(5,321)	(8,341)	(15,786)

EBITDA contribution from leaseholds	$(36)	$2,571	$(1,139)	$3,455

	September 30, 2011	December 31, 2010
Security Deposits (c):
Paris Marriott	$—	$14,459
Marriott Hamburg	2,544	2,540

Total	$2,544	$16,999

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott. The results of operations for the Paris Marriott have been classified as discontinued operations for all periods presented.
(b)	For the three and nine months ended September 30, 2011 and 2010, Revenue for the Paris Marriott represents Property EBITDA. For the three and nine months ended September 30, 2011 and 2010, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net loss attributable to SHR common shareholders	$(11,902)	$(39,401)	$(7,771)	$(127,102)
Depreciation and amortization—continuing operations	25,526	32,209	86,222	98,195
Depreciation and amortization—discontinued operations	—	1,859	—	5,413
Interest expense—continuing operations	21,838	22,118	67,148	68,488
Interest expense—discontinued operations	—	2,378	—	7,716
Income taxes—continuing operations	867	68	279	296
Income taxes—discontinued operations	—	329	379	736
Noncontrolling interests	(16)	(192)	70	(879)
Adjustments from consolidated affiliates	(1,248)	(1,978)	(5,431)	(5,596)
Adjustments from unconsolidated affiliates	7,162	4,332	16,293	11,890
Preferred shareholder dividends	7,721	7,721	23,164	23,164

EBITDA	49,948	29,443	180,353	82,321
Realized portion of deferred gain on sale-leaseback—continuing operations	(42)	(51)	(151)	(154)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,088)	(1,214)	(3,321)
Gain on sale of assets—continuing operations	—	—	(2,640)	—
Loss (gain) on sale of assets— discontinued operations	35	—	(100,930)	(1,237)
Loss on early extinguishment of debt	399	39	1,237	925
Loss on early termination of derivative financial instruments	—	—	29,242	18,263
Foreign currency exchange loss (gain)—continuing operations (a)	209	132	(77)	1,394
Foreign currency exchange loss (gain)—discontinued operations (a)	—	5,096	(51)	(7,490)
Adjustment for Value Creation Plan	(6,921)	3,844	9,078	6,871

Comparable EBITDA	$43,628	$37,415	$114,847	$97,572

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net loss attributable to SHR common shareholders	$(11,902)	$(39,401)	$(7,771)	$(127,102)
Depreciation and amortization—continuing operations	25,526	32,209	86,222	98,195
Depreciation and amortization—discontinued operations	—	1,859	—	5,413
Corporate depreciation	(279)	(304)	(868)	(914)
Gain on sale of assets—continuing operations	—	—	(2,640)	—
Loss (gain) on sale of assets—discontinued operations	35	—	(100,930)	(1,237)
Realized portion of deferred gain on sale-leaseback—continuing operations	(42)	(51)	(151)	(154)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,088)	(1,214)	(3,321)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	340	379	1,036
Noncontrolling interests adjustments	(134)	(230)	(440)	(937)
Adjustments from consolidated affiliates	(663)	(1,342)	(3,822)	(4,644)
Adjustments from unconsolidated affiliates	3,770	2,047	8,023	6,099

FFO	16,311	(5,961)	(23,212)	(27,566)
Redeemable noncontrolling interests	118	38	510	58

FFO—Fully Diluted	16,429	(5,923)	(22,702)	(27,508)
Non-cash mark to market of interest rate swaps	1,146	5,597	(487)	9,778
Loss on early extinguishment of debt	399	39	1,237	925
Loss on early termination of derivative financial instruments	—	—	29,242	18,263
Foreign currency exchange loss (gain)—continuing operations (a)	209	132	(77)	1,394
Foreign currency exchange loss (gain), net of tax—discontinued operations (a)	—	5,085	(51)	(7,515)
Adjustment for Value Creation Plan	(6,921)	3,844	9,078	6,871

Comparable FFO	$11,262	$8,774	$16,240	$2,208

Comparable FFO per diluted share	$0.06	$0.06	$0.09	$0.02

Weighted average diluted shares	188,097	153,093	175,974	114,897

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity (b)
Hyatt Regency La Jolla	1.24%	100 bp		$97,500	September 2012
North Beach Venture	5.00%	Fixed		1,476	January 2013
Marriott London Grosvenor Square (c)	2.05%	110 bp	(c)	113,980	October 2013
Bank credit facility	3.24%	300 bp		—	June 2015
Four Seasons Washington, D.C.	3.39%	315 bp		130,000	July 2016
Westin St. Francis	6.09%	Fixed		220,000	June 2017
Fairmont Chicago	6.09%	Fixed		97,750	June 2017
InterContinental Miami	3.74%	350 bp		85,000	July 2018
Loews Santa Monica Beach Hotel	4.09%	385 bp		110,000	July 2018
InterContinental Chicago	5.61%	Fixed		145,000	August 2021

				$1,000,706

(a)	Spread over LIBOR (0.24% at September 30, 2011).
(b)	Includes extension options.
(c)	Principal balance of £73,130,000 at September 30, 2011. Spread over three-month GBP LIBOR (0.95% at September 30, 2011).

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£73,130	October 2013

At September 30, 2011, future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2011 (remainder)	$—
2012	109,107
2013	123,112
2014	13,872
2015	15,046
Thereafter	739,569

$1,000,706

Percent of fixed rate debt including U.S. and European swaps	97.8%
Weighted average interest rate including U.S. and European swaps (d)	6.80%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	5.05

(d)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

	Portfolio Data Portfolio at September 30, 2011 (dollars in thousands)
Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR September 2011 Property EBITDA	QTR September 2011 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	14%	$6,894
InterContinental Chicago (a)	Chicago, IL	792	10%	10%	5,045
Hotel del Coronado (b)	Coronado, CA	757	10%	12%	5,829
Fairmont Chicago	Chicago, IL	687	9%	9%	4,487
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	-3%	(1,226)
InterContinental Miami	Miami, FL	641	8%	-1%	(658)
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	3%	1,302
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	13%	6,159
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	1,060
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	10%	4,699
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	8%	3,827
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	7%	3,686
Four Seasons Silicon Valley (e)	Palo Alto, CA	200	3%	2%	868
Four Seasons Jackson Hole (e)	Jackson Hole, WY	124	2%	6%	2,949

Total United States		7,074	91%	92%	44,921

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	-1%	(667)

Total Mexican		173	2%	-1%	(667)

Total North American		7,247	93%	91%	44,254

European:
Marriott Hamburg (f)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	9%	4,377

Total European		515	7%	9%	4,377

		7,762	100%	100%	$48,631

(a)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.
(c)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.
(d)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.
(e)	On March 11, 2011, we purchased these hotels.
(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2011

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott and the InterContinental Prague as their results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Four Seasons Jackson Hole hotel (March 11, 2011) and Four Seasons Silicon Valley hotel (March 11, 2011).

United States Hotels (as of September 30, 2011)

Acquisition property revenues—2 Properties and 324 Rooms

Same store property revenues—10 Properties and 5,344 Rooms

	Three Months Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	Total
Acquisition property revenues (a)	$—	$4,209	$11,376	$17,792	$33,377
Acquisition property revenues (b)	11,397	13,086	—	—	24,483
Same store property revenues	144,132	127,484	156,302	156,555	584,473

Total pro forma revenues	$155,529	$144,779	$167,678	$174,347	$642,333
Pro forma seasonality %	24.2%	22.6%	26.1%	27.1%	100.0%

Mexican Hotel (as of September 30, 2011)

Same store property revenues—1 Property and 173 Rooms

	Three Months Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	Total
Same store property revenues	$10,703	$10,561	$8,594	$4,457	$34,315
Same store seasonality %	31.2%	30.8%	25.0%	13.0%	100.0%

North American Hotels (as of September 30, 2011)

Acquistion property revenues—2 Properties and 324 Rooms

Same store property revenues—11 Properties and 5,517 Rooms

	Three Months Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	Total
Acquisition property revenues (a)	$—	$4,209	$11,376	$17,792	$33,377
Acquisition property revenues (b)	11,397	13,086	—	—	24,483
Same store property revenues	154,835	138,045	164,896	161,012	618,788

Total pro forma revenues	$166,232	$155,340	$176,272	$178,804	$676,648
Pro forma seasonality %	24.6%	22.9%	26.1%	26.4%	100.0%

European Hotels (as of September 30, 2011)

Same store property revenues—2 Properties and 515 Rooms

	Three Months Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	Total
Same store property revenues	$15,872	$11,513	$16,367	$15,832	$59,584
Same store seasonality %	26.6%	19.3%	27.5%	26.6%	100.0%

(a) Acquisition property revenues for our period of ownership

(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, (iii) exclusion of Paris Marriott and InterContinental Prague as these properties results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2011)

10 Properties

5,344 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change
ADR	$234.85	$214.04	9.7%		$226.59	$211.46	7.2%
Average Occupancy	79.1%	77.7%	1.4	pts	73.4%	69.3%	4.1	pts
RevPAR	$185.83	$166.31	11.7%		$166.31	$146.47	13.5%
Total RevPAR	$320.46	$294.58	8.8%		$303.53	$271.63	11.7%
Property EBITDA Margin	23.3%	21.3%	2.0	pts	21.2%	17.9%	3.3	pts

Mexican Hotel (as of September 30, 2011)

1 Property

173 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change
ADR	$422.13	$407.53	3.6%		$597.54	$635.92	-6.0%
Average Occupancy	37.0%	41.2%	(4.2	)pts	44.1%	50.5%	(6.4	)pts
RevPAR	$156.06	$167.94	-7.1%		$263.45	$321.28	-18.0%
Total RevPAR	$280.00	$352.97	-20.7%		$499.93	$597.63	-16.3%
Property EBITDA Margin	-15.0%	3.7%	(18.7	)pts	20.5%	30.0%	(9.5	)pts

North American Hotels (as of September 30, 2011)

11 Properties

5,517 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change
ADR	$237.66	$217.33	9.4%		$233.71	$221.31	5.6%
Average Occupancy	77.8%	76.5%	1.3	pts	72.5%	68.7%	3.8	pts
RevPAR	$184.89	$166.36	11.1%		$169.37	$151.98	11.4%
Total RevPAR	$319.18	$296.42	7.7%		$309.72	$281.91	9.9%
Property EBITDA Margin	22.3%	20.6%	1.7	pts	21.1%	18.7%	2.4	pts

European Hotels (as of September 30, 2011)

2 Properties

515 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change
ADR	$293.97	$279.74	5.1%		$283.76	$258.92	9.6%
Average Occupancy	87.6%	87.3%	0.3	pts	81.5%	80.1%	1.4	pts
RevPAR	$257.47	$244.32	5.4%		$231.28	$207.27	11.6%
Total RevPAR	$334.14	$315.70	5.8%		$310.90	$281.16	10.6%
Property EBITDA Margin	38.6%	38.9%	(0.3	)pts	36.5%	36.6%	(0.1	)pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2011 and 2010. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2011	2010	Change		2011	2010	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$16,763	$15,766	6.3%		$42,293	$37,942	11.5%
Property EBITDA	$4,487	$2,870	56.3%		$7,519	$3,783	98.8%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	78.8%	77.5%	1.3	pts	65.7%	59.9%	5.8	pts
ADR	$212.55	$192.62	10.3%		$206.36	$196.57	5.0%
RevPAR	$167.57	$149.36	12.2%		$135.63	$117.74	15.2%
Total RevPAR	$265.23	$249.45	6.3%		$225.50	$202.30	11.5%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% and 100% as of September 30, 2011 and 2010, respectively):
Total revenues	$10,280	$8,830	16.4%		$54,923	$51,466	6.7%
Property EBITDA	$(2,452)	$(3,143)	22.0%		$8,076	$5,496	46.9%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	49.4%	44.5%	4.9	pts	65.4%	65.6%	(0.2	)pts
ADR	$146.82	$133.18	10.2%		$218.62	$195.08	12.1%
RevPAR	$72.56	$59.25	22.5%		$142.87	$128.05	11.6%
Total RevPAR	$172.17	$147.89	16.4%		$309.99	$290.48	6.7%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,053	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$2,949	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2010, average occupancy was 79.1%, ADR was $561.35, RevPAR was $444.09 and Total RevPAR was $1,008.43. For the nine months ended September 30, 2011, average occupancy was 63.7%, ADR was $523.50, RevPAR was $333.42 and Total RevPAR was $759.44. For the nine months ended September 30, 2010, average occupancy was 60.3%, ADR was $526.69, RevPAR was $317.66 and Total RevPAR was $747.88.):

Rooms	124	N/A	N/A		N/A	N/A	N/A
Average occupancy	76.6%	N/A	N/A		N/A	N/A	N/A
ADR	$590.81	N/A	N/A		N/A	N/A	N/A
RevPAR	$452.33	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$968.86	N/A	N/A		N/A	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$6,739	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$868	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2010, average occupancy was 67.1%, ADR was $267.61, RevPAR was $179.45 and Total RevPAR was $319.30. For the nine months ended September 30, 2011, average occupancy was 69.1%, ADR was $296.87, RevPAR was $205.13 and Total RevPAR was $379.52. For the nine months ended September 30, 2010, average occupancy was 67.1%, ADR was $265.01, RevPAR was $177.73 and Total RevPAR was $330.14.):

Rooms	200	N/A	N/A		N/A	N/A	N/A
Average occupancy	73.2%	N/A	N/A		N/A	N/A	N/A
ADR	$286.97	N/A	N/A		N/A	N/A	N/A
RevPAR	$210.05	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$366.22	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine months Ended September 30, 2011 and 2010

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,877	$13,351	11.4%		$45,315	$41,727	8.6%
Property EBITDA	$3,686	$2,405	53.3%		$10,522	$8,159	29.0%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	70.9%	69.4%	1.5	pts	71.3%	70.8%	0.5	pts
ADR	$557.19	$481.60	15.7%		$532.00	$496.89	7.1%
RevPAR	$394.98	$334.04	18.2%		$379.56	$351.63	7.9%
Total RevPAR	$728.41	$653.70	11.4%		$747.70	$688.50	8.6%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% and 45% as of September 30, 2011 and 2010, respectively):
Total revenues	$40,765	$39,683	2.7%		$101,255	$94,167	7.5%
Property EBITDA	$16,995	$15,593	9.0%		$34,748	$30,871	12.6%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	84.2%	79.9%	4.3	pts	71.6%	66.8%	4.8	pts
ADR	$365.63	$358.30	2.0%		$327.94	$325.14	0.9%
RevPAR	$307.83	$286.18	7.6%		$234.82	$217.11	8.2%
Total RevPAR	$585.34	$569.80	2.7%		$489.96	$455.66	7.5%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,069	$7,943	1.6%		$25,923	$22,924	13.1%
Property EBITDA	$1,302	$1,071	21.6%		$4,651	$3,063	51.8%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	79.7%	77.1%	2.6	pts	77.4%	72.9%	4.5	pts
ADR	$161.61	$153.79	5.1%		$158.98	$149.96	6.0%
RevPAR	$128.82	$118.51	8.7%		$123.05	$109.37	12.5%
Total RevPAR	$209.31	$206.05	1.6%		$226.63	$200.41	13.1%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$18,787	$18,512	1.5%		$48,076	$45,148	6.5%
Property EBITDA	$5,045	$5,495	(8.2)%		$11,457	$10,895	5.2%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	85.6%	85.9%	(0.3	)pts	76.5%	72.1%	4.4	pts
ADR	$183.83	$173.40	6.0%		$180.02	$173.10	4.0%
RevPAR	$157.32	$148.98	5.6%		$137.70	$124.77	10.4%
Total RevPAR	$257.83	$254.06	1.5%		$222.35	$208.81	6.5%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$6,981	$6,754	3.4%		$35,307	$34,558	2.2%
Property EBITDA	$(658)	$(579)	(13.6)%		$7,912	$7,528	5.1%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	55.8%	55.9%	(0.1	)pts	69.1%	66.6%	2.5	pts
ADR	$118.10	$115.21	2.5%		$165.02	$165.22	(0.1)%
RevPAR	$65.95	$64.39	2.4%		$113.95	$109.96	3.6%
Total RevPAR	$118.37	$114.53	3.4%		$201.76	$197.48	2.2%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine months Ended September 30, 2011 and 2010

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011	2010	Change		2011	2010	Change

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$14,447	$12,922	11.8%		$37,279	$33,994	9.7%
Property EBITDA	$4,699	$4,249	10.6%		$10,054	$9,245	8.8%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	95.1%	93.3%	1.8	pts	89.6%	88.0%	1.6	pts
ADR	$350.72	$312.58	12.2%		$305.68	$276.28	10.6%
RevPAR	$333.59	$291.76	14.3%		$274.02	$243.07	12.7%
Total RevPAR	$459.17	$410.69	11.8%		$399.28	$364.09	9.7%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,483	$7,491	13.2%		$21,013	$19,400	8.3%
Property EBITDA	$1,060	$886	19.6%		$1,170	$(432)	370.8%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	66.4%	56.8%	9.6	pts	51.0%	47.8%	3.2	pts
ADR	$118.73	$116.07	2.3%		$122.12	$112.46	8.6%
RevPAR	$78.85	$65.91	19.6%		$62.23	$53.74	15.8%
Total RevPAR	$259.62	$229.24	13.3%		$214.36	$197.91	8.3%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$16,054	$15,184	5.7%		$41,470	$38,953	6.5%
Property EBITDA	$3,827	$2,656	44.1%		$7,236	$5,654	28.0%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	77.8%	76.3%	1.5	pts	68.3%	69.2%	(0.9	)pts
ADR	$389.44	$349.44	11.4%		$352.73	$319.41	10.4%
RevPAR	$303.04	$266.50	13.7%		$240.89	$220.90	9.0%
Total RevPAR	$668.58	$632.36	5.7%		$582.01	$546.69	6.5%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$19,917	$18,540	7.4%		$50,646	$42,976	17.8%
Property EBITDA	$6,159	$5,555	10.9%		$12,791	$9,048	41.4%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	71.9%	70.7%	1.2	pts	64.6%	55.6%	9.0	pts
ADR	$391.02	$376.64	3.8%		$344.44	$345.82	(0.4)%
RevPAR	$281.00	$266.32	5.5%		$222.58	$192.27	15.8%
Total RevPAR	$546.70	$508.90	7.4%		$468.48	$397.53	17.8%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$32,177	$27,451	17.2%		$93,017	$76,444	21.7%
Property EBITDA	$6,894	$5,981	15.3%		$19,833	$13,455	47.4%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	90.7%	90.2%	0.5	pts	83.2%	78.3%	4.9	pts
ADR	$212.76	$184.86	15.1%		$206.86	$179.53	15.2%
RevPAR	$193.03	$166.71	15.8%		$172.06	$140.61	22.4%
Total RevPAR	$292.68	$249.70	17.2%		$285.12	$234.32	21.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine months Ended September 30, 2011 and 2010

	Three Months Ended September 30,				Nine Months Ended September 30,
MEXICAN HOTEL:	2011	2010	Change		2011	2010	Change

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$4,457	$5,618	(20.7)%		$23,611	$28,225	(16.3)%
Property EBITDA	$(667)	$206	(423.8)%		$4,845	$8,471	(42.8)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	37.0%	41.2%	(4.2	)pts	44.1%	50.5%	(6.4	)pts
ADR	$422.13	$407.53	3.6%		$597.54	$635.92	(6.0)%
RevPAR	$156.06	$167.94	(7.1)%		$263.45	$321.28	(18.0)%
Total RevPAR	$280.00	$352.97	(20.7)%		$499.93	$597.63	(16.3)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011

	Three Months Ended September 30,				Nine Months Ended September 30,
EUROPEAN HOTELS:	2011	2010	Change		2011	2010	Change
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,016	$5,536	8.7%		$17,449	$14,906	17.1%
Property EBITDA	$1,734	$1,620	7.0%		$5,034	$4,369	15.2%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	84.7%	85.2%	(0.5	)pts	82.5%	78.0%	4.5	pts
ADR	$205.15	$185.26	10.7%		$202.24	$182.65	10.7%
RevPAR	$173.75	$157.91	10.0%		$166.77	$142.45	17.1%
Total RevPAR	$235.21	$216.46	8.7%		$229.91	$196.40	17.1%
MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,816	$9,422	4.2%		$26,263	$24,624	6.7%
Property EBITDA	$4,377	$4,203	4.1%		$10,935	$10,081	8.5%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	91.0%	89.8%	1.2pts		80.4%	82.5%	(2.1	)pts
ADR	$390.97	$384.96	1.6%		$381.84	$343.52	11.2%
RevPAR	$355.68	$345.67	2.9%		$306.94	$283.29	8.3%
Total RevPAR	$450.18	$432.11	4.2%		$405.91	$380.58	6.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011 and 2010

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011		2010		2011		2010
	Property		Property		Property		Property
Hotel	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA	EBITDA
Fairmont Chicago	$4,487	$4,487	$2,870	$2,870	$7,519	$7,519	$3,783	$3,783
Fairmont Scottsdale Princess (a)	(2,452)	—	(3,143)	(3,143)	8,076	11,272	5,496	5,496
Four Seasons Jackson Hole (b)	2,949	2,949	—	—	—	2,962	—	—
Four Seasons Silicon Valley (b)	868	868	—	—	—	2,504	—	—
Four Seasons Washington, D.C.	3,686	3,686	2,405	2,405	10,522	10,522	8,159	8,159
Hotel del Coronado (c)	16,995	—	15,593	—	34,748	—	30,871	—
Hyatt Regency La Jolla	1,302	1,302	1,071	1,071	4,651	4,651	3,063	3,063
InterContinental Chicago	5,045	5,045	5,495	5,495	11,457	11,457	10,895	10,895
InterContinental Miami	(658)	(658)	(579)	(579)	7,912	7,912	7,528	7,528
Loews Santa Monica Beach Hotel	4,699	4,699	4,249	4,249	10,054	10,054	9,245	9,245
Marriott Lincolnshire Resort	1,060	1,060	886	886	1,170	1,170	(432)	(432)
Ritz-Carlton Half Moon Bay	3,827	3,827	2,656	2,656	7,236	7,236	5,654	5,654
Ritz-Carlton Laguna Niguel	6,159	6,159	5,555	5,555	12,791	12,791	9,048	9,048
Westin St. Francis	6,894	6,894	5,981	5,981	19,833	19,833	13,455	13,455
Four Seasons Punta Mita Resort	(667)	(667)	206	206	4,845	4,845	8,471	8,471
Marriott Hamburg (d)	1,734	6	1,620	2	5,034	45	4,369	(13)
Marriott London Grosvenor Square	4,377	4,377	4,203	4,203	10,935	10,935	10,081	10,081

	$60,305	$44,034	$49,068	$31,857	$156,783	$125,708	$129,686	$94,433

Adjustments:
Corporate expenses		2,228		(8,679)		(24,206)		(22,098)
Interest income		41		64		124		369
Loss on early extinguishment of debt		(399)		(39)		(1,237)		(925)
Loss on early termination of derivative financial instruments		—		—		(29,242)		(18,263)
Equity in (losses) earnings of unconsolidated affiliates		(1,867)		3,001		(6,266)		2,900
Foreign currency exchange (loss) gain		(209)		(132)		77		(1,394)
Other income, net		355		1,605		4,716		2,299
Income (loss) from discontinued operations		19		(4,143)		101,215		6,474
Depreciation expense—discontinued operations		—		1,859		—		5,413
Interest expense—discontinued operations		—		2,378		—		7,716
Income taxes—discontinued operations		—		329		379		736
Noncontrolling interest in consolidated affiliates		(254)		(1,086)		(997)		(858)
Adjustments from consolidated affiliates		(1,248)		(1,978)		(5,431)		(5,596)
Adjustments from unconsolidated affiliates		7,162		4,332		16,293		11,890
Other adjustments		86		75		(780)		(775)

EBITDA		$49,948		$29,443		$180,353		$82,321

(a)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three and nine months ended September 30, 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the nine months ended September 30, 2011 above since we did not own the properties for the entire period.
(c)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three and nine months ended September 30, 2011 and 2010, respectively. Property EBITDA represents 100% of revenue and expenses generated by the property.
(d)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2011

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended September 30, 2011			Nine Months Ended September 30, 2011
	Property		Comparable	Property		Comparable
	EBITDA	Adjustments	EBITDA	EBITDA	Adjustments	EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$4,487	$—	$4,487	$7,519	$—	$7,519
Fairmont Scottsdale Princess	(2,452)	1,130	(1,322)	8,076	958	9,034
Four Seasons Jackson Hole	2,949	—	2,949	—	2,962	2,962
Four Seasons Silicon Valley	868	—	868	—	2,504	2,504
Four Seasons Washington, D.C.	3,686	—	3,686	10,522	—	10,522
Hyatt Regency La Jolla	1,302	(605)	697	4,651	(2,246)	2,405
InterContinental Chicago	5,045	—	5,045	11,457	(2,885)	8,572
InterContinental Miami	(658)	—	(658)	7,912	—	7,912
Westin St. Francis	6,894	—	6,894	19,833	—	19,833

Total Meetings & Business Hotels	22,121	525	22,646	69,970	1,293	71,263

Ocean Front Resorts:
Four Seasons Punta Mita Resort	(667)	—	(667)	4,845	—	4,845
Hotel del Coronado	16,995	(11,248)	5,747	34,748	(24,273)	10,475
Loews Santa Monica Beach Hotel	4,699	—	4,699	10,054	—	10,054
Ritz-Carlton Half Moon Bay	3,827	—	3,827	7,236	—	7,236
Ritz-Carlton Laguna Niguel	6,159	—	6,159	12,791	—	12,791

Total Ocean Front Resorts	31,013	(11,248)	19,765	69,674	(24,273)	45,401

European Hotels:
Marriott Hamburg	1,734	(1,770)	(36)	5,034	(5,140)	(106)
Marriott London Grosvenor Square	4,377	—	4,377	10,935	—	10,935

Total European Hotels	6,111	(1,770)	4,341	15,969	(5,140)	10,829

Non-Core Assets:
Marriott Lincolnshire Resort	1,060	—	1,060	1,170	—	1,170

Total Non-Core Assets	1,060	—	1,060	1,170	—	1,170

	$60,305	$(12,493)	$47,812	$156,783	$(28,120)	$128,663

	% of QTR	% of YTD
	Comparable EBITDA	Comparable EBITDA
Meetings & Business Hotels	48%	56%
Ocean Front Resorts	41%	35%
European Hotels	9%	8%
Non-Core Assets	2%	1%

Total	100%	100%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2011

2011 Guidance

(in millions, except per share data)

	Year Ended December 31, 2011
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	8.0%	9.0%
North American same store RevPAR growth (a)	9.0%	10.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels.

	Year Ended December 31, 2011
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(39.7)	$(33.7)
Depreciation and amortization	116.3	116.3
Interest expense	88.4	88.4
Income taxes	1.8	1.8
Adjustments from consolidated affiliates	(6.6)	(6.6)
Adjustments from unconsolidated affiliates	21.5	21.5
Preferred shareholder dividends	30.9	30.9
Realized portion of deferred gain on sale-leasebacks	(1.4)	(1.4)
Gain on sale of asset	(103.5)	(103.5)
Adjustment for Value Creation Plan	12.0	12.0
Loss on early extinguishment of debt	1.2	1.2
Loss on early termination of derivative financial instruments	29.2	29.2
Other adjustments	(0.1)	(0.1)

Comparable EBITDA	$150.0	$156.0

	Year Ended December 31, 2011
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(39.7)	$(33.7)
Depreciation and amortization	115.1	115.1
Realized portion of deferred gain on sale-leasebacks	(1.4)	(1.4)
Deferred tax on realized portion of deferred gain	0.4	0.4
Adjustments from consolidated affiliates	(4.3)	(4.3)
Adjustments from unconsolidated affiliates	9.8	9.8
Gain on sale of asset	(103.5)	(103.5)
Adjustment for Value Creation Plan	12.0	12.0
Loss on early extinguishment of debt	1.2	1.2
Loss on early termination of derivative financial instruments	29.2	29.2
Other adjustments	(0.6)	(0.6)

Comparable FFO	$18.2	$24.2

Comparable FFO per diluted share	$0.10	$0.13

Note: Beginning in the first quarter of 2011, the definitions of Comparable EBITDA, Comparable FFO and Comparable FFO per diluted share have been modified to exclude any expense related to our Value Creation Plan.